United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 31, 2024

Date of Report (Date of earliest event reported)

Acri Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41415	87-4328187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13284 Pond Springs Rd, Ste 405 Austin, Texas	78729
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-666-1277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and on-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced in the Current Report on Form 8-K by Acri Capital Acquisition Corporation (the “ACAC”) on February 20, 2024, on February 18, 2024, ACAC entered into a business combination agreement (the “Business Combination Agreement”) with Acri Capital Merger Sub I Inc., a Delaware corporation and subsidiary of the Company (“PubCo”), Acri Capital Merger Sub II Inc., a Delaware corporation and subsidiary of the PubCo (“Merger Sub”), and Foxx Development Inc., a Texas corporation (“Foxx”), pursuant to which: (a) ACAC will merge with and into PubCo, with PubCo as the surviving entity (the “Reincorporation Merger”); (b) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of PubCo (the “Acquisition Merger”, collectively with the Reincorporation Merger, the “Business Combination”).

On May 31, 2024, ACAC, PubCo, Merger Sub, and Foxx entered into an amendment to the Business Combination Agreement (the “BCA Amendment”). Pursuant to the BCA Amendment, ACAC, PubCo, Merger Sub, and Foxx agreed to revise the lock-up provision, which shall now provide that, each Pre-Closing Company Stockholder (as defined in the Business Combination Agreement) who holds more than 5% of issued and outstanding shares of common stock of Foxx (“Foxx Common Stock”) immediately prior to closing of the Business Combination (the “Closing”) except the Pre-Closing Company Stockholders who hold Foxx Common Stock issuable upon the conversion of certain convertible notes of Foxx, the Sponsor, and affiliates of the foregoing, will, subject to certain customary exceptions, agree not to sell any share of common stock of the PubCo (“PubCo Common Stock”) held by them until the earlier to occur of: (A) six months after the Closing, or (B) the date on which the last reported sale price of the PubCo Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Closing, or earlier, in any case, if subsequent to the Closing, the PubCo completes a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of ACAC’s stockholders having the right to exchange their shares for cash, securities or other property.

A copy of the BCA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Additional Information about the Transaction and Where to Find It

The Business Combination has been approved by the boards of directors of ACAC, PubCo and Foxx, and will be submitted to stockholders of ACAC and the stockholders of Foxx for their approval. In connection with such approval, PubCo intends to file with the SEC the Proxy Statement/Prospectus. After the Registration Statement that forms a part of the Proxy Statement/Prospectus has been declared effective, ACAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transaction. ACAC stockholders are urged to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and the definitive Proxy Statement/Prospectus in connection with the proposed transaction, as these materials will contain important information about ACAC, PubCo, Foxx and the Business Combination. ACAC stockholders will also be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about ACAC, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following Closing, the ability of ACAC, PubCo or Foxx to consummate the proposed business combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the final prospectus filed with the SEC on June 10, 2022 (the “IPO Prospectus”), the Registration Statement on Form S-4 to be filed by PubCo, which will include a proxy statement containing information about the proposed transaction and the respective businesses of Foxx and ACAC, as well as the prospectus relating to the offer of PubCo’s securities to be issued to Foxx Stockholders in connection with the completion of the proposed transaction (the “Proxy Statement/Prospectus”), and in other documents filed by ACAC or PubCo with the SEC from time to time. Important factors that could cause PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: Foxx’s or Pubco’s limited operating history; the ability of Foxx or PubCo to identify and integrate acquisitions; general economic and market conditions impacting demand for the products and services of Foxx or PubCo; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by ACAC stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the IPO Prospectus and the Proxy Statement/Prospectus. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

ACAC, PubCo and Foxx each expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of ACAC, PubCo or Foxx with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Participants in the Solicitation

ACAC, PubCo, Foxx and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from ACAC stockholders with respect to the proposed Business Combination. Information regarding the ACAC’s directors and executive officers is available in the IPO Prospectus. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to the Business Combination Agreement, dated May 31, 2024, by and between ACAC, PubCo, Merger Sub, and Foxx
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

Date: June 3, 2024	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer

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